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                                                                   Exhibit 10(h)

                               CONTINUING GUARANTY


         WHEREAS, James F. Wirth and Gail J. Wirth (collectively, the "Makers") executed and delivered that certain promissory note dated January 30, 1998 in the face principal amount of $225,000 (as heretofore and hereafter amended, supplemented or replaced, the "Note") to JAMES H. BERICK, a resident of Cleveland, Ohio (together with his heirs, personal representatives and assigns as holders of the Note, the "Holder");

         WHEREAS, in connection with certain transactions involving the Makers, the undersigned RRF LIMITED PARTNERSHIP, a Delaware limited partnership (the "Guarantor"), and Mid-America ReaFund Advisors, Inc., the Makers and the Guarantor have requested that the Holder enter into that certain Consent Agreement of even date herewith (the "Consent Agreement");

         WHEREAS, without the Consent Agreement, certain transactions contemplated by the Makers and the Guarantor would constitute a default under the Note and entitle the Holder to accelerate the maturity of the indebtedness evidenced thereby and exercise various other remedies; and the Guarantor desires that no such default so arise and will derive substantial economic benefits as a result of the Consent Agreement; and

         WHEREAS, it is a condition precedent to the Holder's entering into the Consent Agreement and to its effectiveness against the Holder that the Guarantor execute and deliver this Guaranty; and the Guarantor desires that the Consent Agreement become effective;

         NOW, THEREFORE, in order to induce the Holder to enter into the Consent Agreement, and in consideration of the benefits expected to accrue to the Guarantor by reason thereof, and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby represents and warrants to, and covenants and agrees with the Holder, as follows:

         The Guarantor does hereby irrevocably and unconditionally guarantee to the Holder the punctual (i) payment of the full amount, when due (whether by demand, acceleration or otherwise), of the principal and interest on the Note, and any amendment or supplement thereto whether now outstanding or hereafter issued (including interest accruing thereon after the commencement of any case or proceeding under any federal or state bankruptcy, insolvency or similar law (a "Proceeding") whether or not a claim for such interest is allowable in such Proceeding ("Post-Petition Interest")), and (ii) payment and performance of all other obligations and liabilities of the Makers to the Holder under the Note and each of the other documents pursuant to which it is obligated (including, without limitation, the pledge agreement securing the Note), whether now or hereafter existing, due or to become due, direct or contingent, joint, several or independent, secured or unsecured and whether



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matured or unmatured (including Post-Petition Interest) (all of the liabilities included in clauses (i) and (ii) of this paragraph are hereinafter collectively referred to as the "Guaranteed Obligations"). This is a guaranty of payment and performance and not of collection, and is the primary obligation of the Guarantor; and the Holder may enforce this Guaranty against the Guarantor without any prior pursuit or enforcement of the Guaranteed Obligations against the Makers, any collateral, any right of set-off or similar right, any other guarantor or other obligor or any other recourse or remedy in the power of the Holder.

         All payments made by the Guarantor under or by virtue of this Guaranty shall be paid to the Holder at his office at 1350 Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114 or such other place as the Holder may hereafter designate in writing. The Guarantor hereby agrees to make all payments under or by virtue of this Guaranty to the Holder as aforesaid on demand.

         The Guarantor hereby waives (i) notice of acceptance of this Guaranty, notice of the creation, renewal or accrual of any of the Guaranteed Obligations and notice of any other liability to which it may apply, and notice of or proof of reliance by the Holder upon this Guaranty, (ii) diligence, protest, notice of protest, presentment, demand of payment, notice of dishonor or nonpayment of any of the Guaranteed Obligations, suit or taking other action or making any demand against, and any other notice to the Makers or any other party liable thereon,
(iii) any defense based upon any statute or rule of law to the effect that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (iv) any defense based upon the Holder's administration or handling of the Guaranteed Obligations, except behavior which amounts to bad faith, and (v) to the fullest extent permitted by law, any defenses or benefits which may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with terms of this Guaranty.

         So far as the Guarantor is concerned, the Holder may, at any time and from time to time, without the consent of, or notice to, the Guarantor, and without impairing or releasing any of the Guaranteed Obligations hereunder, upon or without any terms or conditions and in whole or in part:

         1. modify or change the manner, place or terms of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Guaranty shall apply to the Guaranteed Obligations as so modified, changed, extended, renewed or altered;

         2. request, accept, sell, exchange, release, subordinate, surrender, realize upon or otherwise deal with, in any manner and in any order, (a) any other guaranty by whomsoever at any time made of the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset or right with respect thereto, and (b) any property by



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                  whomsoever at any time pledged, mortgaged or otherwise
                  encumbered to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset or right with respect thereto;

         3. exercise or refrain from exercising any rights against the Makers or against any collateral or others (including, without limitation, any other guarantor) or otherwise act or refrain from acting;

         4. settle or compromise any of the Guaranteed Obligations, and security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Makers to creditors of the Makers other than the Holder when, in the Holder's sole judgment, he considers such subordination necessary or helpful in the protection of his interest or the exercise of his remedies, including, without limitation, the sale or other realization upon collateral;

         5. assign the Guaranteed Obligations or any rights related thereto in whole or in part;

         6. apply in the manner determined by the Holder any sums by whomsoever paid or howsoever realized to any of the Guaranteed Obligations, regardless of what liability or liabilities of the Makers remain unpaid; and

         7. amend or otherwise modify, consent to or waive any breach of, or any act, omission or default under the Note, or any agreements, instruments or documents referred to therein or executed and delivered pursuant thereto or in connection therewith.

         This Guaranty and the obligations of the Guarantor hereunder shall be valid and enforceable and shall not be subject to limitation, impairment or discharge for any reason (other than the payment in full of the Guaranteed Obligations), including, without limitation, the occurrence of any of the following, whether or not the Guarantor shall have had notice or knowledge of any of them: (i) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand of any right power or remedy with respect to the Guaranteed Obligations or any agreement relating thereto or with respect to any other guaranty thereof or security therefor, (ii) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including, without limitation, provisions relating to default) of the Note or any other agreement at any time executed in connection therewith, (iii) the Guaranteed Obligations or any portion thereof at any time being found to be illegal, invalid or unenforceable in any respect, (iv) the application of payments received from any source to the payment of indebtedness other than the Guaranteed



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Obligations, even though the Holder might have elected to apply such payment to the payment of all or any part of the Guaranteed Obligations, (v) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations, (vi) any defenses, set-offs or counterclaims which the Makers may allege or assert against the Holder in respect of the Guaranteed Obligations, (vii) the avoidance or voidability of the Guaranteed Obligations under the Bankruptcy Code or other applicable laws,
(viii) any defense based upon the negligence of the Holder, including, without limitation, the failure to record an interest under any mortgage, the failure to perfect any security interest, or the failure to file a claim in any bankruptcy of the Makers or either of them or of any other guarantor, (ix) any defense based upon the impairment of any subrogation or reimbursement rights that the Guarantor might have, and (x) any other act or thing or omission which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Guaranteed Obligations.

         The Guarantor makes the following representations and warranties, which shall survive the execution and delivery of this Guaranty:

                  The execution and delivery of this Guaranty has been duly authorized by all necessary partnership action on the part of the general partner of the Guarantor and has been duly authorized by all necessary action of the board of trustees of such general partner.

                  Neither the execution and delivery of this Guaranty nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, will contravene any provision of law, statute, rule or regulation to which the Guarantor is subject or any judgment, decree, award, franchise, order or permit, or will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants or provisions of, or constitute a default under, or result in the creation or imposition of any lien, security interest, charge or other encumbrance upon any of the properties or assets of the Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Guarantor is a party or by which it be bound or to which it may be subject, including, without limitation, the Guarantor's limited partnership agreement.

         Any and all rights and claims of the Guarantor against the Makers or any of their property, arising by reason of any payment by the Guarantor to the Holder pursuant to the provisions of this Guaranty, shall be subordinate and subject in right of payment to the prior and indefeasible payment in full of all Guaranteed Obligations to the Holder, and until such time, the Guarantor shall have no right of subrogation, contribution, reimbursement or similar right and hereby waives any right to enforce any remedy the Holder or the Guarantor may now or hereafter have against the Makers, any endorser of any other guarantor of all or any part of the Guaranteed Obligations of the Makers and any right to participate in, or benefit from, any security given to the Holder to secure any Guaranteed



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Obligations. Any promissory note evidencing such liability of the Makers to the
Guarantor shall be non-negotiable and shall expressly state that it is subordinated pursuant to this Guaranty. All liens and security interests of the Guarantor, whether now or hereafter arising and however existing, in any assets of the Makers or any assets securing Guaranteed Obligations shall be and hereby are subordinated to the rights and interests of the Holder in those assets until the prior and indefeasible payment in full of all Guaranteed Obligations to the Holder and termination of all financing arrangements between the Makers and the Holder.

         The Guarantor hereby agrees to defend, indemnify and hold harmless the Holder from and against any losses, costs or expenses (including, without limitation, reasonable attorneys' fees and litigation costs) incurred by the Holder in connection with the Holder's collection of any sum due hereunder or his enforcement of his rights hereunder.

         All notices, requests, demands or other communications hereunder shall be in writing, either by letter (delivered by hand or commercial delivery service or sent by certified mail, return receipt requested) or telegram, addressed as follows:

         If to the Guarantor:

                           Suite 201
                           1625 E. Northern Avenue
                           Phoenix, AZ  85020
                           Attn:  James F. Wirth

         If to the Holder:

                           1350 Eaton Center
                           1111 Superior Avenue
                           Cleveland, Ohio  44114

         Any notice, request, demand or other communication hereunder shall be deemed to have been duly given when deposited in the mails, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. The Holder and any Guarantor may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder.

         The Guarantor acknowledges that the Guarantor is relying upon the Guarantor's own knowledge and is fully informed with respect to the financial condition of each of the Makers. The Guarantor assumes full responsibility for keeping fully informed of the financial condition of the Makers and all other circumstances affecting the Makers' ability to perform their obligations to the Holder, and agrees that the Holder will have no duty to report to the Guarantor any information that



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the Holder receives about the Makers' financial condition or any circumstances bearing on the Makers' ability to perform all or any portion of the Guaranteed Obligations, regardless of whether the Holder has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume or has reason to believe that such facts are unknown to the Guarantor or has a reasonable opportunity to communicate such facts to the Guarantor.

         No delay on the part of the Holder in exercising any of his options, powers or rights, and no partial or single exercise thereof, whether arising hereunder, under the Note, or otherwise, shall constitute a waiver thereof or affect any right hereunder. No waiver of any such rights and no modification, amendment or discharge of this Guaranty shall be deemed to be made by the Holder or shall be effective unless the same shall be in writing signed by the Holder, and then such waiver shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Holder or the obligations of the Guarantor to the Holder in any other respect at any other time.

         Whenever the Holder shall credit any payment to the Guaranteed Obligations or any part thereof, whatever the source or form of payment, the credit shall be conditional as to the Guarantor unless and until the payment shall be final and valid and indefeasible as to all the world. Without limiting the generality of the foregoing, the Guarantor agrees that if any check or other instrument so applied shall be dishonored by the drawer or any party thereto, or if any proceeds of collateral so applied shall thereafter be recovered by any trustee in bankruptcy or anyone else, the Holder in each case may reverse any entry relating thereto in his books and the Guarantor shall remain liable therefor even if the Holder may no longer have in his possession any evidence of the Guaranteed Obligations to which the payment in question was applied.

         This Guaranty and the respective rights and obligations of the Holder and the Guarantor hereunder shall be construed and enforced in accordance with the laws of the State of Ohio applicable to contracts made and to be performed wholly within such state. The Guarantor irrevocably consents that service of notice, summons or other process in any action or suit in any court of record to enforce this Guaranty may be made upon the Guarantor by mailing a copy of the summons to the Guarantor by certified or registered mail, at the address specified above. The Guarantor hereby waives the right to interpose counterclaims or set-offs of any kind and description in any such action or suit arising hereunder or in connection herewith.

         This Guaranty shall be binding upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Holder and his heirs, personal representatives and assigns. This Guaranty embodies the entire agreement and understanding between the Holder and the Guarantor and supersedes all prior agreements and understandings relating to the subject matter hereof.

         If this Guaranty by the Guarantor is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable. If this



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Guaranty as to the Guarantor would be held or determined by a court or tribunal having competent jurisdiction to be void, invalid or unenforceable on account of the amount of its aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of the Guarantor under this Guaranty shall, without any further action by the Guarantor, the Holder or any other person, be automatically limited and reduced to an amount which is valid and enforceable.

         The Guarantor (a) hereby irrevocably submits to the jurisdiction of the state courts of the State of Ohio and to the jurisdiction of the United States District Court for the Northern District of Ohio, for the purpose of any suit, action or other proceeding arising out of or based upon this Guaranty or the subject matter hereof brought by the Holder and (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Guaranty or the subject matter hereof may not be enforced in or by such court and (c) hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such Ohio state or federal court. The Guarantor agrees that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of the Holder. Final judgment against the Guarantor in any such action, suit or proceeding may be enforced in other jurisdictions (a) by suit, action or proceeding on the judgment, or (b) in any other manner provided by or pursuant to the laws of such other jurisdiction; PROVIDED, HOWEVER, that the Holder may at his option bring suit, or institute other judicial proceedings, against the Guarantor in any state or federal court of the United States or of any country or place where the Guarantor or its property may be found.

         Without limiting the effect or intentions of the warrant of attorney contained in the following paragraph, THE GUARANTOR AND, BY HIS ACCEPTANCE OF THIS GUARANTY, THE HOLDER HEREBY IRREVOCABLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE NOTE, OR THIS GUARANTY OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE NOTE OR THIS GUARANTY AND THE RELATIONSHIPS THEREBY ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other statutory and common law claims. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this provision may be filed as a written consent to a trial by the court.

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         The Guarantor authorizes any attorney at law to appear in any Court of
Record in the State of Ohio or in any other state or territory of the United States of America after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuance and service of process, and to confess judgment or judgments against the Guarantor in favor of the Holder for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. The foregoing warrant of attorney shall survive any such judgment and should any such judgment be vacated for any reason, and the foregoing warrant of attorney nevertheless may thereafter be utilized for obtaining judgment or judgments.

         IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed as fully written above as of this 31st day of January, 1999.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.



                                        RRF LIMITED PARTNERSHIP

                                        By:  INNSUITES HOSPITALITY TRUST
                                          Its Sole General Partner


                                        By: /s/ Marc E. Berg
                                            ------------------------------------
                                            Marc E. Berg
                                            Executive Vice President and
                                            Secretary